THE DATE OF THIS FREE WRITING PROSPECTUS IS APRIL 3, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

CLASS A-AB TARGETED PRINCIPAL BALANCE

Distribution Date   Balance
---------------------------------
April-06            61,000,000.00     1.00
May-06              61,000,000.00     2.00
June-06             61,000,000.00     3.00
July-06             61,000,000.00     4.00
August-06           61,000,000.00     5.00
September-06        61,000,000.00     6.00
October-06          61,000,000.00     7.00
November-06         61,000,000.00     8.00
December-06         61,000,000.00     9.00
January-07          61,000,000.00    10.00
February-07         61,000,000.00    11.00
March-07            61,000,000.00    12.00
April-07            61,000,000.00    13.00
May-07              61,000,000.00    14.00
June-07             61,000,000.00    15.00
July-07             61,000,000.00    16.00
August-07           61,000,000.00    17.00
September-07        61,000,000.00    18.00
October-07          61,000,000.00    19.00
November-07         61,000,000.00    20.00
December-07         61,000,000.00    21.00
January-08          61,000,000.00    22.00
February-08         61,000,000.00    23.00
March-08            61,000,000.00    24.00
April-08            61,000,000.00    25.00
May-08              61,000,000.00    26.00
June-08             61,000,000.00    27.00
July-08             61,000,000.00    28.00
August-08           61,000,000.00    29.00
September-08        61,000,000.00    30.00
October-08          61,000,000.00    31.00
November-08         61,000,000.00    32.00
December-08         61,000,000.00    33.00
January-09          61,000,000.00    34.00
February-09         61,000,000.00    35.00
March-09            61,000,000.00    36.00
April-09            61,000,000.00    37.00
May-09              61,000,000.00    38.00
June-09             61,000,000.00    39.00
July-09             61,000,000.00    40.00
August-09           61,000,000.00    41.00
September-09        61,000,000.00    42.00
October-09          61,000,000.00    43.00
November-09         61,000,000.00    44.00
December-09         61,000,000.00    45.00
January-10          61,000,000.00    46.00
February-10         61,000,000.00    47.00
March-10            61,000,000.00    48.00
April-10            61,000,000.00    49.00
May-10              61,000,000.00    50.00
June-10             61,000,000.00    51.00
July-10             61,000,000.00    52.00
August-10           61,000,000.00    53.00
September-10        61,000,000.00    54.00
October-10          61,000,000.00    55.00
November-10         61,000,000.00    56.00
December-10         61,000,000.00    57.00
January-11          61,000,000.00    58.00
February-11         61,000,000.00    59.00
March-11            60,135,784.77    60.00
April-11            59,075,000.00    61.00
May-11              57,873,000.00    62.00
June-11             56,793,000.00    63.00
July-11             55,581,000.00    64.00
August-11           54,490,000.00    65.00
September-11        53,395,000.00    66.00
October-11          52,168,000.00    67.00
November-11         51,062,000.00    68.00
December-11         49,825,000.00    69.00
January-12          48,709,000.00    70.00
February-12         47,587,000.00    71.00

March-12            46,197,000.00    72.00
April-12            45,054,000.00    73.00
May-12              43,779,000.00    74.00
June-12             42,624,000.00    75.00
July-12             41,338,000.00    76.00
August-12           40,173,000.00    77.00
September-12        39,001,000.00    78.00
October-12          37,700,000.00    79.00
November-12         36,518,000.00    80.00
December-12         36,199,000.00    81.00
January-13          35,999,000.00    82.00
February-13         35,799,000.00    83.00
March-13            35,599,000.00    84.00
April-13            34,697,303.21    85.00
May-13              33,374,000.00    86.00
June-13             32,167,000.00    87.00
July-13             30,833,000.00    88.00
August-13           29,614,000.00    89.00
September-13        28,389,000.00    90.00
October-13          27,039,000.00    91.00
November-13         25,802,000.00    92.00
December-13         24,440,000.00    93.00
January-14          23,192,000.00    94.00
February-14         21,938,000.00    95.00
March-14            20,320,000.00    96.00
April-14            19,053,000.00    97.00
May-14              17,661,000.00    98.00
June-14             16,382,000.00    99.00
July-14             14,978,000.00   100.00
August-14           13,687,000.00   101.00
September-14        12,389,000.00   102.00
October-14          10,968,000.00   103.00
November-14          9,658,000.00   104.00
December-14          8,224,000.00   105.00
January-15           6,902,000.00   106.00
February-15          5,574,000.00   107.00
March-15             3,888,000.00   108.00
April-15             2,545,000.00   109.00
May-15               1,080,000.00   110.00
June-15                        --   111.00

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS APRIL 3, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

                                                                         131,250

888 SEVENTH AVENUE   UPB              Gross Cpn
-------------------------------------------------------------
A1                   145,894,000.00   5.7050000
A2                   145,894,000.00   5.7050000
B                     26,766,000.00   5.7050000
-------------------------------------------------------------
WL                   318,554,000.00   5.7050000 Interest-Only

Principal is allocated prorata between A1 & A2 then sequentially to B.

623 FIFTH            UPB             Gross Cpn   Mthly Pmt
-----------------------------------------------------------
POOLED PORTION       56,334,695.00   5.7040000
NON-POOLED PORTION   38,665,305.00   5.1290700
-----------------------------------------------------------
WL                   95,000,000.00   5.4700016   537,613.00

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

Rake    UPB
------------------
FTH-1    3,565,305
FTH-2   11,000,000
FTH-3   11,400,000
FTH-4    3,000,000
FTH-5    9,700,000
        38,665,305

The principal is sequential within the rakes

NORTHBOROUGH         UPB             Gross Cpn   Mthly Pmt
-----------------------------------------------------------
POOLED PORTION       12,132,957.00   5.6600000
NON-POOLED PORTION    8,867,043.00   5.6836830
-----------------------------------------------------------
WL                   21,000,000.00   5.6699999   121,485.15

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

Rake    UPB
-----------------
NBT-1     485,318
NBT-2   2,669,248
NBT-3   1,455,953
NBT-4     485,318
NBT-5   3,771,206
        8,867,043

The principal is sequential within the rakes

                                                          ADDITIONAL
ADD'L AMORTIZATION LOANS   BALANCE         ON AND AFTER   PRINCIPAL
--------------------------------------------------------------------
1010 Second Ave            39,945,719.30      3/11/2006    54,280.70
Queensbury                 37,250,000.00      5/11/2011    36,248.43
University Tower           31,500,000.00      4/11/2011    35,094.31
Rio Santa Fe Apartments    26,700,000.00      3/11/2011    28,674.64
Advance Tower              25,600,000.00      4/11/2011    27,386.38
Maple Hill Apartments      23,350,000.00      5/11/2009    26,420.51
950 Herndon Parkway        18,500,000.00      2/11/2009    22,043.53
Westwood Office Center     16,983,000.00      3/11/2011    19,117.03
400 South Sepulveda         9,750,000.00      3/11/2012    10,971.65

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS APRIL 3, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

                                                                                                         PENALTY        YM
PROPERTY NAME                    POOLED BALANCE    NET INT 0 CPR   NET INT 100 CPY   NET INT 100 CPR     100 CPR       TYPE
-----------------------------------------------------------------------------------------------------------------------------

888 Seventh Avenue                145,894,000.00   82,767,980.25     79,957,583.60     79,957,583.60
Station Place II                  105,870,750.53   69,153,745.39     67,528,246.40     67,528,246.40
200 South Wacker Drive             95,500,000.00   26,253,488.51     24,910,119.19        452,675.31   4,017,575.36   Int Diff
Eastpoint Mall                     95,000,000.00   52,168,858.59     50,935,226.47     50,935,226.47
Spring Creek Apartments            60,000,000.00   16,754,760.00     15,882,391.67        293,961.67   2,955,527.33   Int Diff
Marriott Hotel - Orlando
   Airport                         59,000,000.00   32,778,811.27     31,981,918.22     31,981,918.22
623 Fifth Avenue                   56,334,695.00   28,912,775.29     27,459,367.52     27,459,367.52
The Time Hotel                     55,000,000.00   31,010,701.20     30,266,962.63     30,266,962.63
1 Allen Bradley Drive              52,700,000.00   30,423,519.69     29,665,648.31        258,196.33   4,658,572.22   Int Diff
1010 Second Avenue                 40,000,000.00   21,220,987.50     20,725,196.78     20,725,196.78
Queensbury Portfolio               37,250,000.00   24,309,133.61     23,930,391.80     23,930,391.80
Dacra Portfolio                    34,000,000.00   20,212,603.09     19,908,333.43     19,908,333.43
Cypress Financial Center           33,000,000.00   18,304,911.96     18,304,911.96     18,304,911.96
University Towers                  31,500,000.00   18,169,158.11     17,738,718.31     17,738,718.31
Rio Santa Fe Apartments            26,700,000.00   15,907,723.61     15,530,374.42     15,530,374.42
Rochester Apartments               25,883,000.00   15,994,421.77     15,733,370.14     15,733,370.14
Advance Tower                      25,600,000.00   15,312,767.00     14,949,241.73     14,949,241.73
Maple Hill Apartments              23,350,000.00   13,983,406.29     13,659,492.06     13,659,492.06
IBM Distribution Facilty
Knoxville Hilton                   20,412,516.01   10,516,633.67     10,267,136.99     10,267,136.99
950 Herndon Parkway                18,500,000.00   10,295,165.36     10,048,626.97     10,048,626.97
Windridge Apartments               18,200,000.00    9,929,493.14      9,688,340.03      9,688,340.03
Sunchase Apartments                18,000,000.00    9,915,151.14      9,915,151.14         88,498.50   1,600,567.18   Int Diff
Meadows at Westbrook               17,840,000.00   10,825,973.34     10,649,464.03     10,649,464.03
Westwood Office Center             16,983,000.00    9,664,328.86      9,431,095.21      9,431,095.21
Tiburon Apartments                 15,840,000.00    4,169,967.56      3,876,915.24      3,876,915.24
Green Caye                         14,730,116.75    8,060,403.16      7,873,844.17      7,873,844.17
Rocky Point Hotel Portfolio        14,100,000.00    5,680,552.07      5,612,607.76      5,612,607.76
The Summit                         13,600,000.00    7,419,841.03      7,239,638.70      7,239,638.70
Northborough Tower                 12,132,957.00    6,522,797.73      6,368,477.98      6,368,477.98
Best Western Soldiers Field        12,000,000.00    6,414,502.18      6,370,587.19      6,370,587.19
313-321 W. 37th Street             11,750,000.00    3,350,444.94      3,007,566.23      2,670,298.15     120,735.28   Int Diff
Robinson Crossing                  11,687,209.32    5,800,619.29      5,662,015.25      5,662,015.25
5435 Balboa                        11,000,000.00    6,540,291.19      6,386,566.05      6,386,566.05
Lodge on Perrin Creek              10,700,000.00    5,816,281.89      5,675,053.39      5,675,053.39
The Willows on Rosemeade           10,380,000.00    2,732,592.38      2,540,554.31      2,540,554.31
College Industrial Park             9,968,095.67    5,054,546.08      4,942,828.21      4,942,828.21
Vanguard Center                     9,759,499.37    5,191,196.51      5,191,196.51      5,191,196.51
400 South Sepulveda                 9,750,000.00    5,427,257.22      5,295,199.78      5,295,199.78
Glens Falls Hospital
   Building                         9,700,000.00    5,637,372.44      5,498,123.28      5,498,123.28
Cory Building                       9,450,000.00    6,296,831.77      6,247,880.98      6,247,880.98
Courtyard at Pleasant Run           9,267,373.06    4,986,944.96      4,986,944.96      4,986,944.96
Enclave at Valley Ranch             9,100,000.00    2,395,625.30      2,227,268.22      2,227,268.22
Creekwood                           8,800,000.00    2,316,648.64      2,153,841.80      2,153,841.80
Newberry Crossing                   8,750,000.00    4,862,404.56      4,862,404.56      4,862,404.56
City Centre                         8,646,000.00    6,927,707.37      6,486,716.18        643,085.88   1,070,722.51   Int Diff
Del Rey Apartments                  8,600,000.00    4,795,126.75      4,755,891.75      4,755,891.75
Hampton Bay Apartments              8,580,000.00    2,258,732.43      2,099,995.76      2,099,995.76
Interline Portfolio -
   Nashville                        8,516,286.68    4,502,347.01      4,401,149.47      4,401,149.47
Hilton Garden Inn -
   Chattanooga                      8,484,787.08    4,528,937.83      4,461,949.51      4,461,949.51
Bridgeworks Retail                  8,400,000.00    2,581,456.99      2,457,191.29      2,457,191.29
Parkway Commons                     8,400,000.00    4,667,077.75      4,667,077.75      4,667,077.75
Alderwood Apartments                8,250,000.00    4,219,668.66      4,219,668.66      4,219,668.66
151 West 25th Street                8,000,000.00    4,469,272.67      4,358,876.89      4,358,876.89
Quality Inn Cookstown               7,500,000.00    3,960,182.23      3,904,086.42      3,904,086.42
Kuakini Self Storage                7,317,000.00    4,214,761.37      4,119,658.22      4,119,658.22
BRT Self Storage                    7,134,468.96    3,911,551.61      3,880,764.74      3,880,764.74
80 University Place                 7,000,000.00    3,732,471.10      3,647,972.50        795,036.74     502,060.61  Int Diff
La Mirada Plaza                     7,000,000.00    3,527,764.98      3,527,764.98      3,527,764.98
Peachtree Square Industrial         6,920,000.00    4,055,214.54      4,022,798.17      4,022,798.17
6600 College Boulevard              6,900,000.00    3,729,891.36      3,671,417.49      3,671,417.49
Northwest 36th Street               6,750,000.00    4,075,201.48      4,013,771.05      4,013,771.05

Hampton Inn - Beaumont           6,729,459.35   3,484,130.59   3,403,059.47   3,403,059.47
Crossroads Shopping Center       6,684,788.90   3,521,055.11   3,439,007.97   1,443,092.10   378,695.91   Int Diff
Woodland Village Townhomes       6,650,000.00   3,593,167.85   3,593,167.85   3,593,167.85
Crosby Creek Apartments          6,640,000.00   3,590,998.61   3,417,285.31   1,417,991.29   417,200.91   Int Diff
Southpointe Commons Shopping
   Center                        6,491,015.07   3,394,838.31   3,394,838.31   3,394,838.31
St. Mary's Plaza                 6,160,980.81   3,245,151.44   3,169,533.37   1,330,013.98   349,021.97   Int Diff
Colony Park Apartments           6,159,358.60   2,847,966.14   2,778,910.89   2,778,910.89
Glendale Food City Shopping
   Center                        6,111,094.33   3,218,874.90   3,143,869.13   1,319,244.63   346,195.88   Int Diff
Hampton Inn - Augusta West       5,989,076.54   3,090,827.30   3,090,827.30   3,090,827.30
700 Reed Road                    5,900,000.00   3,101,437.94   3,101,437.94   3,101,437.94
100 South Anaheim                5,800,000.00   3,045,516.22   3,045,516.22   3,045,516.22
The Waterfront                   5,700,000.00   2,976,107.06   2,928,667.52   2,928,667.52
Pebble Walk Apartments           5,693,763.39   2,489,396.06   2,470,368.32   2,470,368.32
Ken's Korner Shopping Center     5,492,857.62   3,211,739.34   3,161,403.37   3,161,403.37

Metropolitan Apartments              5,376,606.24     2,727,878.45     2,663,243.07     2,663,243.07
Summer Glen Apartments               5,350,000.00     2,804,069.62     2,781,961.77     2,781,961.77
Decatur Hacienda Business
   Center                            4,993,335.51     2,787,937.12     2,787,937.12     2,787,937.12
Comfort Inn - Jamestown              4,885,474.90     2,735,141.38     2,735,141.38     2,735,141.38
Wingate Inn - Augusta                4,841,170.20     2,498,418.53     2,498,418.53     2,498,418.53
6931-6939 Van Nuys Blvd              4,777,186.49     2,561,875.13     2,561,875.13     2,561,875.13
New England Building                 4,600,000.00     2,482,014.20     2,423,395.51     2,423,395.51
Storage Depot North                  4,570,851.01     2,167,428.97     2,167,428.97     2,167,428.97
Capital Self Storage -
   Mechanicsburg                     4,550,000.00     2,444,601.97     2,389,223.55     2,389,223.55
Villas of Southland                  4,493,759.81     2,336,701.86     2,282,849.44     2,282,849.44
Wells Fargo                          4,200,000.00     2,401,171.85     2,340,213.40     2,340,213.40
Walgreens - Humble                   3,868,000.00     2,441,004.55     2,380,197.33     2,380,197.33
Southampton                          3,750,000.00     2,202,400.68     2,152,124.11        19,987.19      480,205.86   Int Diff
CVS - Nashville                      3,750,000.00     2,252,381.25     2,196,272.81     2,196,272.81
Eckerd - Durham                      3,731,000.00     2,005,679.06     1,953,434.59     1,953,434.59
Eldridge Self Storage                3,600,000.00     1,934,190.93     1,934,190.93     1,934,190.93
Capital Self Storage - Enola         3,550,000.00     1,907,326.99     1,864,119.64     1,864,119.64
Forest Mart Shopping Center          3,407,115.75       974,221.10       974,221.10       974,221.10
Lumberton & Silsbee                  3,392,280.95     1,786,804.31     1,786,804.31     1,786,804.31
Tropical Village Apartments          3,386,369.17     1,854,652.12     1,839,780.00     1,839,780.00
Westridge Office Park                3,375,000.00       991,282.05       944,031.77       944,031.77
Century Apartments                   3,289,892.70     1,746,956.52     1,733,914.91     1,733,914.91
Fraser Valley Shopping Center        3,100,000.00     1,791,106.84     1,776,410.21     1,776,410.21
Shops at Scenic Highway              3,000,000.00     1,648,464.63     1,648,464.63     1,648,464.63
Woischke MHP                         2,993,646.48     1,704,407.52     1,664,430.15     1,664,430.15
520 James Street                     2,894,710.23     1,488,216.09     1,488,216.09     1,488,216.09
Lemay Business Park                  2,718,803.25     1,414,445.51     1,403,361.97     1,403,361.97
Capital Self Storage - Dover         2,500,000.00     1,343,188.08     1,312,760.36     1,312,760.36
Capital Self Storage - Hanover       2,400,000.00     1,289,460.62     1,260,250.01     1,260,250.01
Interline Portfolio - Bristol        2,396,141.62     1,266,780.02     1,238,307.08     1,238,307.08
Best Western Arlington               2,286,259.69     1,169,143.44     1,169,143.44     1,169,143.44
Interline Portfolio - El Paso        2,196,463.15     1,161,214.91     1,135,114.72     1,135,114.72
Best Western - Amsterdam             2,188,701.08     1,326,805.36     1,316,569.61     1,316,569.61
Athens Shopping Center               2,147,040.62     1,131,558.84     1,122,779.09     1,122,779.09
Rockwall Town Center Phase ll        2,082,691.22     1,003,593.58       995,568.61       995,568.61
North Side Manor Apartments          2,025,000.00     1,163,742.57     1,136,338.45     1,136,338.45
Rice Street Business Center          2,000,000.00     1,073,708.57     1,065,235.20     1,065,235.20
Tuffy Auto Center                    1,895,832.17     1,028,007.86     1,028,007.86     1,028,007.86
Armata's Plaza                       1,815,840.87       939,247.90       917,373.85       917,373.85
Liberty Point                        1,700,000.00       949,730.59       928,144.08       928,144.08
Townhomes at Mallard Creek           1,696,184.45       891,331.18       884,337.16       884,337.16
Interline Portfolio - Orlando        1,617,395.59       855,076.27       835,857.05       835,857.05
Sunrise Village                      1,395,717.89       541,699.85       523,281.08       523,281.08
Spata Plaza                          1,118,111.82       668,892.25       663,895.45       663,895.45
Alcom Industrial                     1,000,000.00       483,570.76       476,277.50       476,277.50
Monroe Road Mini Storage               998,663.02       549,015.50       549,015.50       549,015.50
Interline Portfolio -
   Birmingham                          998,392.35       527,825.12       515,961.39       515,961.39
Interline Portfolio - Phoenix          948,472.73       501,433.84       490,163.30       490,163.30

                                 1,697,436,261.00   890,387,998.88   868,857,510.59   770,752,207.25   16,897,081.00

                                                    890,820,535.60   869,273,884.41   771,168,581.07

TSY    YIELDS
-------------
6 mo    4.722
2yr     4.618
3yr     4.622
5yr     4.595
10yr    4.643
30yr    4.693

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS APRIL 3, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration  statement  (including a prospectus)
with  the  SEC  (SEC  File  No.  333-129844)  for the  offering  to  which  this communication relates. Before you invest, you should read the prospectus in that registration  statement and other documents the depositor has filed with the SEC for more complete  information about the depositor,  the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating  in the offering  will arrange to send you the  prospectus  if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

LBUBS 06-C3

Settlement           04/10/06
Dated Date           03/11/06
1st Payment          04/15/06

                                        Coupon            Interest                                Initial
        S&P    Moody's                  Type              Accrual Basis   Rated Final     Sub %   Coupon    Size
----------------------------------------------------------------------------------------------------------------------------

A1      AAA    Aaa       Public         Fixed             30/360               Mar-32   30.000%   5.47800      40,000,000.00
A2      AAA    Aaa       Public         Fixed             30/360               Mar-32   30.000%   5.53200     122,000,000.00
A3      AAA    Aaa       Public         Fixed (WAC Cap)   30/360               Mar-32   30.000%   5.68900      18,000,000.00
AAB     AAA    Aaa       Public         Fixed (WAC Cap)   30/360               Mar-32   30.000%   5.64200      61,000,000.00
A4      AAA    Aaa       Public         Fixed (WAC Cap)   30/360               Mar-39   30.000%   5.66100     531,302,000.00
A1A     AAA    Aaa       Public         Fixed (WAC Cap)   30/360               Mar-39   30.000%   5.64100     415,903,000.00
AM      AAA    Aaa       Public         Fixed (WAC Cap)   30/360               Mar-39   20.000%   5.71200     169,744,000.00
AJ      AAA    Aaa       Public         Fixed (WAC Cap)   30/360               Mar-39   13.875%   5.72000     103,967,000.00
B       AA+    Aa1       Public         WAC - 0.17%       30/360               Mar-39   13.000%   5.84715      14,853,000.00
C       AA     Aa2       Public         WAC - 0.16%       30/360               Mar-39   11.625%   5.85715      23,340,000.00
D       AA-    Aa3       Public         WAC - 0.14%       30/360               Mar-39   10.625%   5.87715      16,974,000.00
E       A+     A1        Public         WAC - 0.09%       30/360               Mar-39    9.875%   5.92715      12,731,000.00
F       A      A2        Public         WAC - 0.07%       30/360               Mar-39    8.625%   5.94715      21,218,000.00
XCL     AAA    Aaa       Private/144A   Variable IO       30/360               Mar-39       N/A   0.06370   1,697,436,261.00
XCP     AAA    Aaa       Public         Variable IO       30/360               Mar-39       N/A   0.31535   1,535,224,000.00
G       A-     A3        Private/144A   WAC               30/360               Mar-39    7.250%   6.01715      23,340,000.00
H       BBB+   Baa1      Private/144A   WAC               30/360               Mar-39    6.250%   6.01715      16,974,000.00
J       BBB    Baa2      Private/144A   WAC               30/360               Mar-39    5.000%   6.01715      21,218,000.00
K       BBB-   Baa3      Private/144A   WAC               30/360               Mar-39    3.875%   6.01715      19,096,000.00
L       BB+    Ba1       Private/144A   Fixed (WAC Cap)   30/360               Mar-39    3.375%   5.36200       8,487,000.00
M       BB     Ba2       Private/144A   Fixed (WAC Cap)   30/360               Mar-39    2.875%   5.36200       8,487,000.00
N       BB-    Ba3       Private/144A   Fixed (WAC Cap)   30/360               Mar-39    2.375%   5.36200       8,488,000.00
P       B+     NR        Private/144A   Fixed (WAC Cap)   30/360               Mar-39    2.000%   5.36200       6,365,000.00
Q       B      NR        Private/144A   Fixed (WAC Cap)   30/360               Mar-39    1.625%   5.36200       6,365,000.00
S       B-     NR        Private/144A   Fixed (WAC Cap)   30/360               Mar-39    1.375%   5.36200       4,244,000.00
T       NR     NR        Private/144A   Fixed (WAC Cap)   30/360               Mar-39       N/A   5.36200      23,340,261.00

FTH-1   NR     Baa2      Private/144A   WAC               30/360               Mar-41       N/A   5.27963       3,565,305.00
FTH-2   NR     Ba2       Private/144A   WAC               30/360               Mar-41       N/A   5.27963      11,000,000.00
FTH-3   NR     B2        Private/144A   WAC               30/360               Mar-41       N/A   5.27963      11,400,000.00
FTH-4   NR     B3        Private/144A   WAC               30/360               Mar-41       N/A   5.27963       3,000,000.00
FTH-5   NR     NR        Private/144A   WAC               30/360               Mar-41       N/A   5.27963       9,700,000.00

NBT-1   BBB    NR        Private/144A   WAC               30/360               Mar-44       N/A   5.85274         485,318.00
NBT-2   BB     NR        Private/144A   WAC               30/360               Mar-44       N/A   5.85274       2,669,248.00
NBT-3   B      NR        Private/144A   WAC               30/360               Mar-44       N/A   5.85274       1,455,953.00
NBT-4   B-     NR        Private/144A   WAC               30/360               Mar-44       N/A   5.85274         485,318.00
NBT-5   NR     NR        Private/144A   WAC               30/360               Mar-44       N/A   5.85274       3,771,206.00

        %
        of Deal      Window     Avg Life
----------------------------------------

A1          2.4%  04/06-02/11       2.87
A2          7.2%  02/11-03/11       4.86
A3          1.1%  12/12-04/13       6.78
AAB         3.6%  03/11-06/15       7.17
A4         31.3%  06/15-02/16       9.69
A1A        24.5%  04/06-02/16       8.19
AM         10.0%  02/16-03/16       9.85
AJ          6.1%  03/16-03/16       9.93
B           0.9%  03/16-03/16       9.93
C           1.4%  03/16-03/16       9.93
D           1.0%  03/16-03/16       9.93
E           0.8%  03/16-03/16       9.93
F           1.3%  03/16-03/16       9.93
XCL               04/06-05/20       8.78
XCP               03/07-03/13       5.66
G           1.4%  03/16-03/16       9.93
H           1.0%  03/16-04/16       9.94
J           1.3%  04/16-04/16      10.01
K           1.1%  04/16-04/16      10.01
L           0.5%  04/16-04/16      10.01
M           0.5%  04/16-04/16      10.01
N           0.5%  04/16-04/16      10.01
P           0.4%  04/16-04/16      10.01
Q           0.4%  04/16-04/16      10.01
S           0.3%  04/16-04/16      10.01
T           1.4%  04/16-05/20      11.35

FTH-1             06/08-08/14       5.44
FTH-2             08/14-06/15       9.16
FTH-3             06/15-06/15       9.18
FTH-4             06/15-06/15       9.18
FTH-5             06/15-06/15       9.18

NBT-1             02/08-03/12       3.93
NBT-2             03/12-01/16       9.36
NBT-3             01/16-01/16       9.76
NBT-4             01/16-01/16       9.76
NBT-5             01/16-01/16       9.76

Call: 1% of Original balance (including non-pooled split loan balances)

Interest Reserve is 1 days interest at the Gross Rate for all loans except at
(Gross Rate - 0.01%) for 888 7th Ave.

Penalties allocated to Classes A1 through K using base interest fraction. On and prior to 3/2009, 85%/15% of remaining to XCL/XCP. Thereafter, 100% of remaining to XCL.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS APRIL 3, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

          415,903,000  40,000,000  122,000,000  18,000,000  61,000,000  531,302,000  169,744,000  103,967,000  14,853,000
End Date  A1A          A1          A2           A3          AAB         A4           AM           AJ           B
--------  -----------  ----------  -----------  ----------  ----------  -----------  -----------  -----------  ----------

March-07  407,179,000   9,576,000  122,000,000  18,000,000  61,000,000  531,302,000  169,744,000  103,967,000  14,853,000
March-08  398,323,000          --  102,148,000  18,000,000  61,000,000  531,302,000  169,744,000  103,967,000  14,853,000
March-09  381,122,000          --   44,844,000  18,000,000  61,000,000  531,302,000  169,744,000  103,967,000  14,853,000
March-10  364,721,000          --           --  18,000,000  61,000,000  531,302,000  169,744,000  103,967,000  14,853,000
March-11  263,540,000          --           --          --          --  455,295,000  169,744,000  103,967,000  14,853,000
March-12  251,303,000          --           --          --          --  409,187,000  169,744,000  103,967,000  14,853,000
March-13  240,116,000          --           --          --          --  358,502,000  169,744,000  103,967,000  14,853,000

          23,340,000  16,974,000  12,731,000  21,218,000  23,340,000  Total
End Date  C           D           E           F           G           XCP Notional
--------  ----------  ----------  ----------  ----------  ----------  -------------

March-07  23,340,000  16,974,000  12,731,000  21,218,000  23,340,000  1,535,224,000
March-08  23,340,000  16,974,000  12,731,000  21,218,000  23,340,000  1,496,940,000
March-09  23,340,000  16,974,000  12,731,000  21,218,000  23,340,000  1,422,435,000
March-10  23,340,000  16,974,000  12,731,000  21,218,000  23,340,000  1,361,190,000
March-11  23,340,000  16,974,000  12,731,000  21,218,000              1,081,662,000
March-12  23,340,000  16,974,000   6,396,000                            995,764,000
March-13  20,507,000          --                                        907,689,000

Distribution   Reference
Date           Rate
------------------------
    04/15/06     5.98715
    05/15/06     5.79227
    06/15/06     5.98705
    07/15/06     5.79218
    08/15/06     5.98695
    09/15/06     5.98691
    10/15/06     5.79204
    11/15/06     5.98681
    12/15/06     5.79194
    01/15/07     5.79191
    02/15/07     5.79187
    03/15/07     5.79191
    04/15/07     5.98653
    05/15/07     5.79167
    06/15/07     5.98643
    07/15/07     5.79157
    08/15/07     5.98633
    09/15/07     5.98629
    10/15/07     5.79143
    11/15/07     5.98618
    12/15/07     5.79133
    01/15/08     5.98608
    02/15/08     5.79126
    03/15/08     5.79122
    04/15/08     5.98593
    05/15/08     5.79109
    06/15/08     5.98584
    07/15/08     5.79101
    08/15/08     5.98576
    09/15/08     5.98572
    10/15/08     5.79090
    11/15/08     5.98564
    12/15/08     5.79082
    01/15/09     5.79080
    02/15/09     5.79076
    03/15/09     5.79090
    04/15/09     5.98543
    05/15/09     5.79063
    06/15/09     5.98537
    07/15/09     5.79056
    08/15/09     5.98530
    09/15/09     5.98527
    10/15/09     5.79047
    11/15/09     5.98520
    12/15/09     5.79040

    01/15/10     5.79039
    02/15/10     5.79036
    03/15/10     5.79059
    04/15/10     5.98501
    05/15/10     5.79021
    06/15/10     5.98494
    07/15/10     5.79014
    08/15/10     5.98486
    09/15/10     5.98483
    10/15/10     5.79003
    11/15/10     5.98475
    12/15/10     5.78996
    01/15/11     5.80183
    02/15/11     5.80738
    03/15/11     5.83001
    04/15/11     6.02477
    05/15/11     5.82871
    06/15/11     6.02475
    07/15/11     5.82868
    08/15/11     6.02472
    09/15/11     6.02471
    10/15/11     5.82864
    11/15/11     6.02468
    12/15/11     5.82861
    01/15/12     6.02464
    02/15/12     5.82861
    03/15/12     5.82873
    04/15/12     6.02459
    05/15/12     5.82852
    06/15/12     6.02456
    07/15/12     5.82849
    08/15/12     6.02453
    09/15/12     6.02451
    10/15/12     5.82845
    11/15/12     6.02437
    12/15/12     5.82831
    01/15/13     5.82803
    02/15/13     5.82801
    03/15/13     5.82855

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.